UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 17, 2004

                                     1-4422
                            (Commission File Number.)


                   ------------------------------------------


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                              51-0068479
  (State or other jurisdiction of       (I.R.S. Employer Identification No.)
   incorporation or organization)


                   2170 Piedmont Road, N.E., Atlanta, Georgia
                    (Address of principal executive offices)

                                      30324
                                   (Zip Code)


                                 (404) 888-2000
              (Registrant's telephone number, including area code)


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




ITEM 7.  Financial Statements and Exhibits.

           ( c )  Exhibits.

                  (99.1) The Registrant's Press Release dated February 17, 2004.

ITEM 9.  Regulation FD Disclosure.

     On February 17, 2004, Rollins, Inc., a premier North American consumer services company (NYSE Ticker Symbol - ROL), today reported unaudited financial results for its fourth quarter and year ended December 31, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  February 17, 2004           By:  /s/ Gary W. Rollins
                                       -----------------------------------------
                                        Gary W. Rollins
                                        Chief Executive Officer, President
                                        and Chief Operating Officer





Date:  February 17, 2004           By:  /s/ Harry J. Cynkus
                                       -----------------------------------------
                                         Harry J. Cynkus
                                         Chief Financial Officer and Treasurer